EXHIBIT 99.2

              CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                    ss. 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Hamilton, Chief Executive Officer of Reliant Home Warranty Corporation 9the "Corporation) certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that the best of my knowledge:

(1) The Amended Current Report of the Corporation on Form 8-K/A presenting the pro-forma consolidated financial statements of the Corporation as at March 24, 2005 after giving effect to the acquisition of 1604494 Ontario Inc, the audited financial statements of 1604494 Ontario Inc for the financial year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:  /s/ Kevin Hamilton
-------------------------------------
      Kevin Hamilton
      Chief Executive Officer

May 24, 2005